SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of Jan 25, 2016 by and between Blackstar Energy Group, Inc., a Delaware corporation (the "Company"), and International Hedge Group, Inc., or any Affiliate thereof designated by it (the "Purchaser").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.2 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Debenture (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

"Action" shall have the meaning ascribed to such term in Section 3.1(j).

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

"Business Day" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

"Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser's obligation to pay the Subscription Amount and (ii) the Company's obligation to deliver the Securities have been satisfied or waived.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

"Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Effective Date" means the date that the Registration Statement filed by the pursuant to the Registration Rights Agreement is first declared effective by the Commission.

"Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

"Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

"Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

"Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities" means Common Shares constituting 95% of the issued and outstanding common stock of the Company, which shall be adjusted to reflect any reverse splits prior to the final payment date of the note given as consideration herefore

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated hereunder.

"Subscription Amount" means $200,000, which is the amount to be paid for the Shares purchased hereunder.

"Trading Market" means the following markets or exchanges: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market, or the OTCQB or OTC Pinks.

"Transaction Documents" means this Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"Transaction End Date" means January 15, 2015.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, the Common Shares ("Shares"). The Purchaser shall deliver to the Company a Promissory Note in the amount of $200,000, payable over a 180 day period following the date of the note, in increments as the buyer is able to achieve the funding as the Subscription Amount and the Company shall deliver to the Purchaser the Shares and the other items set forth in Section 2.2 issuable at the Closing to be held in escrow, shares to be released upon each partial payment of the Note balance within the term of the Note. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at a location as the parties shall mutually agree.

2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser (or as otherwise specified) the following:

(i) this Agreement duly executed by the Company;

(ii) the Certificate for the Securities, duly executed by the Company;

(iii) resolutions duly adopted by the Board of Directors of the Company authorizing the transactions contemplated by the Transaction Documents; and appointing a new Board of Directors, which Board of Directors shall appoint new Officers.

(b) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by the Purchaser;

(ii) the Promissory note in the amount of $200,000 payable to the company;

(iii) the Escrow Agreement providing for the holding of the shares being purchased, in escrow, pending the full payment of the Note.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchaser contained herein;

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) the transactions contemplated by the Purchase Agreements shall have been consummated simultaneously with the Closing hereunder;

(vi) there shall have been delivered to the Purchaser evidence satisfactory to the Purchaser that the Persons listed on Schedule I hereto shall have waived any claims for compensation to and after date of closing

(vii) if the Common Stock is traded on a Trading Market at the date hereof, from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in the case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

(viii) Resignations of all the officers and sole director and the appointment of new directors designated by purchaser. Such resignations shall include Settlement Agreements from current and previous Director & Officers which settle any claims and waives and cancels any prior granted options.and waivers of claims as to any compensation claims.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchaser concurrently herewith (the "Disclosure Schedules"), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby make the representations and warranties set forth below to the Purchaser.

(a) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in the jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company , taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document or the Purchase

Agreements (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents by the Company, the execution and delivery of the Purchase Agreements by the Company and the consummation by them of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, or the board of director or stockholder in connection therewith. Each Transaction Document to which the Company is a party has been (or upon delivery will have been) duly executed by them and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of theirs enforceable against them in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Purchase Agreements constitute the valid and binding obligation of the Company enforceable against it in accordance with the terms thereof except (x) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (z) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company , the execution, delivery and performance of the Purchase Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company , or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of theirs is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of theirs is bound or affected; except in the case of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect. The representations and warranties made by the Company in the

Purchase Agreements, and to the knowledge of the Company, the representations and warranties made in the Purchase Agreements by the other parties thereto, are true and correct in all material respects.

(b) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery, assumption and performance by them of the Purchase Agreements or the Transaction Documents to which any of them is a party, other than the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws,

(c) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Shares when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Shares on the date hereof.

(d) Capitalization. The authorized and issued capitalization of the Company is as set forth on Schedule 3.1(g). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrant, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

(e) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and liabilities contemplated by the Purchase Agreements and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made or that could reasonably be expected to result in a Material Adverse Effect.

(f) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of the Purchase Agreements, any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company , nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission or any governmental authority involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(g) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company

or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(h) Compliance. Neither the Company (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, the Purchase Agreement, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in the case as could not have or reasonably be expected to result in a Material Adverse Effect. The Company are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants. The other parties to the Purchase Agreements have not breached any material provision thereof.

(i) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to consummate the transactions contemplated by the Purchase Agreements and to conduct their respective businesses as contemplated by the Purchase Agreements and as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company has received any notice of proceedings relating to the revocation or modification of any Material Permit. (l)Title to Assets. The Company has good and marketable title in fee simple to all property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their businesses, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by

the Company and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.

(j) Patents and Trademarks. NONE.

(k) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the .Company.

(l) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Purchase Agreements or the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Purchase Agreements or the Transaction Documents.

(m) Private Placement. Assuming the accuracy of the Purchaser representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the applicable rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

(n) Investment Company. The Company is not, and is not an Affiliate of, and immediately after issuance of the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(o) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(p) Listing and Maintenance Requirements. The Common Stock is not registered pursuant to Section 12(g) of the Exchange Act, The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the

Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements to which it is now subject.

(q)Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

(r) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchaser regarding the Purchase Agreements, the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchaser has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(s) No Integrated Offering. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provision of any Trading Market on which any of the securities of the Company are listed or designated.

(t) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of

the Debentures hereunder, the Company is solvent and has the necessary capital to pay its liabilities and obligations as they become due.

(u) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has not filed all necessary federal, state and foreign income and franchise tax returns since 2011 and has not paid or accrued any taxes, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company .

(v) No General Solicitation. Neither the Company nor any person acting on its behalf has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

(w) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on its behalf, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(x) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, and the Company is current with respect to any fees owed to its accountants and lawyers.

(y) Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser's purchase of the Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Own Account. The Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law.

(b) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, and on the date on which it exercises the Warrants it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws, and the certificates representing the Securities shall contain a legend to such effect.

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue Put Note Shares and Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information. As long as the Purchaser owns Shares at any time after the Effective Date, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Purchaser owns Shares at any time after the Effective Date, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144 such information as is required for the Purchaser to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the applicable rules and regulations of any Trading Market.

4.5 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Denver time on the second Trading Day following the date hereof, issue a press release describing the transactions contemplated hereby,

4.6 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

4.7 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.8 Use of Proceeds; Financial Calculations; Non-Public Information. The Company shall use the net proceeds from the sale of the Securities hereunder to pay for working capital. Unless otherwise specifically stated, all financial calculations required to be made pursuant to the Transaction Documents shall be made in accordance with GAAP. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.9 Reimbursement. If the Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by the Purchaser to or with any other stockholder), solely as a result of the Purchaser's acquisition of the Securities under this Agreement, the Company agrees to reimburse the Purchaser for its reasonable legal and other

expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the , the Company, the Purchaser and any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

4.10 Indemnification of Purchaser. Subject to the provisions of this Section 4.10, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), the Persons who control the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (the, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser, or any of its Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).

4.11 Reservation of Securities.

The Company shall maintain a reserve from its authorized shares of Common Stock for issuance pursuant to this Agreement, an amount that equals 95% of the total issued & outstanding shares of common stock at such date as may be adjusted for any future reverse split up to the date of the final payment of the note given as consideration herefor.

4.12 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser. The Company shall take such action as it shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

ARTICLE V.
MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by the Purchaser if the Closing has not been consummated on or before the Transaction End Date; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses. At the Closing, the Company shall pay Michael Littman the legal fees and expenses incurred by the Purchaser in connection with the Transaction Documents and the related corporate actions and documents. The Company shall pay the Purchaser's legal fees and expenses in connection with the enforcement and performance of this Agreement and all amendments and waivers hereunder and under the other Transaction Documents. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Denver time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Denver time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an

amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchaser".

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Denver Colorado. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Denver Colorado, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then

the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations, warranties, covenants and other agreements contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable for the applicable statue of limitations.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by the party and delivered to the other parties, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".PDF" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".PDF" signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or

exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.16 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser's election.

5.17 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of theirs and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

5.19 Prior Cash Investors in the Company. The company agrees to grant the prior cash investors in the company a preferential right in the form of callable warrants to purchase one Class A

Preferred Convertible Share for each cash dollar invested in the company from 2009 to 2012, exercisable in two years at $1.00 per share, which shall be protected and not subject to adjustment in the event of a reverse split of the existing outstanding common stock on 1-25-2016.

The Warrants is to purchase 1 share of Class A Preferred at 1.00/share (when authorized in the future) The Class A Preferred is convertible into 2 shares of common when the common trades over 1.00 for 30 days. (144 common 6 month hold).

(The Company may accept cash or a letter of credit callable in 6 mos. at a 10% premium)

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BLACKSTAR ENERGY GROUP, INC.

LLyod W HOLMAN

By: [signature]

Name: Blackstar Energy Group, Inc.

Title: President & CEO

Address for Notice:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INTERNATIONAL HEDGE GROUP, INC.
By: JOSEPH E KURCZODYNA

By: ____________________
Name:
Title: CFO

Address for Notice: